SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 14, 1996



                                  CONSECO, INC.

                             State of Incorporation:
                                     Indiana


         Commission File Number                     IRS Employer Id. Number
              No. 1-9250                                 No. 35-1468632

                     Address of Principal Executive Offices:
                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032

                                  Telephone No.
                                 (317) 817-6100










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                         CONSECO, INC. AND SUBSIDIARIES




ITEM 5.  OTHER EVENTS.

     In August 1995, Conseco, Inc. ("Conseco") completed the purchase of all of the shares of common stock of CCP Insurance, Inc. ("CCP") it did not previously own in a transaction pursuant to which CCP was merged with Conseco, with Conseco being the surviving corporation. Accordingly, the former subsidiaries of CCP are now wholly owned subsidiaries of Conseco and their accounts are consolidated with Conseco. The merger and related transactions were reported under Item 2 of Form 8-K of Conseco dated August 31, 1995.

     The financial statements of Conseco for 1995 periods prior to the acquisition have been restated to reflect the operations of CCP on a consolidated basis. Exhibits 99.1 and 99.2 include the restated financial statements of Conseco for each of the quarterly periods ended March 31, 1995 and June 30, 1995, reflecting the accounts of CCP on the consolidated basis.


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                                          CONSECO, INC. AND SUBSIDIARIES





ITEM 7(c).      EXHIBITS.


 No.

99.1 Conseco, Inc. and Subsidiaries Unaudited Consolidated Financial Statements as of March 31, 1995, and for the three months ended March 31, 1995, restated to reflect the consolidation of the accounts of CCP Insurance, Inc., with comparative Consolidated Financial Statements as of December 31, 1994, and for the three months ended
                March 31, 1994
                    Consolidated Balance Sheet
                    Consolidated Statement of Operations
                    Consolidated Statement of Shareholders' Equity Consolidated Statement of Cash Flows
                    Notes to Consolidated Financial Statements

99.2 Conseco, Inc. and Subsidiaries Unaudited Consolidated Financial Statements as of June 30, 1995, and for the three and six months ended June 30, 1995, restated to reflect the consolidation of the accounts of CCP Insurance, Inc. with comparative Consolidated Financial Statements as of December 31, 1994, and for the three and six months ended June 30, 1994
                    Consolidated Balance Sheet
                    Consolidated Statement of Operations
                    Consolidated Statement of Shareholders' Equity Consolidated Statement of Cash Flows
                    Notes to Consolidated Financial Statements

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                         CONSECO, INC. AND SUBSIDIARIES




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: March 14, 1996

                                             CONSECO, INC.




                                              By: /s/ROLLIN M. DICK
                                                  ---------------------------
                                                  Rollin M. Dick
                                                  Executive Vice President
                                                   and Chief Financial Officer